Exhibit 99.1

News Release

FOR IMMEDIATE RELEASE February 26, 2019	Media contact: Bob Varettoni 908-559-6388 robert.a.varettoni@verizon.com

Verizon announces early participation results of its private exchange offers for 19 series of debt securities

NEW YORK – Verizon Communications Inc. (“Verizon”) (NYSE, NASDAQ: VZ) today announced the early participation results, as of 5:00 p.m. (Eastern time) on February 25, 2019 (the “Early Participation Date”), of its previously announced offers to exchange the outstanding series of debt securities listed in the table below (the “Old Notes”) for newly issued debt securities of Verizon (the “New Notes”) (the “Exchange Offers”), in each case on the terms and subject to the conditions set forth in the Offering Memorandum dated February 8, 2019, as amended by Verizon’s press release dated February 20, 2019 (the “Amended Terms Press Release”) related to the Exchange Offers (the “Offering Memorandum” and, together with the accompanying letter of transmittal and eligibility letter, the “Exchange Offer Documents”).

The withdrawal rights for each Exchange Offer expired at 5:00 p.m. (Eastern time) on February 25, 2019. The Exchange Offers will expire at 11:59 p.m. (Eastern time) on March 11, 2019, unless extended or earlier terminated by Verizon.

Verizon’s obligation to accept Old Notes tendered in each of the Exchange Offers is subject to the terms and conditions described in the Exchange Offer Documents,

including, among other things, (i) the Acceptance Priority Procedures (as described in Verizon’s press release dated February 8, 2019 announcing the Exchange Offers (the “Launch Press Release”)) and (ii) a $4.0 billion cap on the aggregate principal amount of New Notes Verizon issues in exchange for Old Notes validly tendered in the Exchange Offers (the “New Notes Cap”).

As all conditions applicable to the Exchange Offers as of the Early Participation Date have been deemed satisfied or waived by Verizon and the Minimum Issue Requirement (as defined in the Launch Press Release) has been met, Verizon expects to settle all Old Notes validly tendered at or prior to the Early Participation Date on February 28, 2019 (the “Early Settlement Date”), subject to the terms of the Exchange Offers, including the New Notes Cap. Because the aggregate principal amount of New Notes to be issued in exchange for Old Notes validly tendered at or prior to the Early Participation Date and accepted for exchange is expected to equal the New Notes Cap, Verizon anticipates that there will be no Final Settlement Date (as defined in the Launch Press Release) with respect to the Exchange Offers, and no additional tenders of Old Notes will be accepted for purchase by Verizon in the Exchange Offers after the Early Participation Date.

Verizon was advised by Global Bondholder Services Corporation, as the Information Agent and the Exchange Agent, that as of the Early Participation Date, the aggregate principal amounts of the Old Notes specified in the final column in the table below were validly tendered and not validly withdrawn with respect to each of the Exchange Offers:

Acceptance Priority Level	Issuer	CUSIP Number(s)	Title of Security	Principal Amount Outstanding	Principal Amount Tendered as of the Early Participation Date

1	Verizon Communications Inc.	92343VCC6	3.450% notes due 2021	$678,319,000	$81,716,000

2	Verizon Communications Inc.	92343VAX2	4.600% notes due 2021	$1,102,938,000	$182,894,000

3	Verizon Communications Inc.	92343VBC7	3.500% notes due 2021	$1,272,299,000	$220,897,000

4	Verizon Communications Inc.	92343VCN2	3.000% notes due 2021	$1,034,090,000	$104,120,000

5	Verizon Communications Inc.	92343VDG6	1.750% notes due 2021	$699,254,000	$78,306,000

6	GTE LLC	362320AT0	8.750% debentures due 2021	$177,767,000	$21,046,000

7	Verizon Communications Inc.	92343VDX9	Floating Rate Notes due 2022	$1,315,099,000	$123,172,000

8	Verizon Communications Inc.	92343VDQ4/ 92343VDM3/ U9221AAS7	2.946% notes due 2022	$980,021,000	$103,372,000

9	Verizon Communications Inc.	92343VDW1	3.125% notes due 2022	$1,433,303,000	$90,344,000

10	Verizon Communications Inc.	92343VBJ2	2.450% notes due 2022	$1,049,811,000	$120,671,000

11	Verizon Communications Inc.	92343VBR4	5.150% notes due 2023	$4,121,470,000	$324,616,000

12	Verizon Communications Inc.	92343VBY9	4.150% notes due 2024	$847,641,000	$178,371,000

13	Verizon Communications Inc.	92343VCR3	3.500% notes due 2024	$2,500,000,000	$758,391,000

14	Verizon Communications Inc.	92343VEB6/ 92343VEN0/ U9221AAY4	3.376% notes due 2025	$4,016,261,000	$1,758,651,000

15	Verizon Communications Inc.	92343VEP5	Floating Rate Notes due 2025	$1,788,800,000	$327,699,000

16	Verizon Communications Inc.	92344GAM8/ 92344GAC0	7.750% notes due 2030	$562,561,000	$151,000

17	GTE LLC	362320BA0	6.940% debentures due 2028	$266,066,000	$10,425,000

18	Verizon Communications Inc.	92343VBS2	6.400% notes due 2033	$441,613,000	$13,203,000

19	Verizon Communications Inc.	92344GAX4	5.850% notes due 2035	$501,152,000	$68,000

Promptly after 11:00 a.m. (Eastern time) today, February 26, 2019, Verizon will issue a press release specifying, among other things, (i) the Total Exchange Price (as defined in the Launch Press Release) for each series of Fixed Rate Notes (as defined in the Launch Press Release), (ii) the New Notes Coupon (as defined in the Launch Press Release), (iii) the aggregate principal amount of Old Notes validly tendered at or prior to the applicable Early Participation Date and accepted for exchange in each Exchange

Offer, (iv) the proration factor (if any) to be applied and (v) the aggregate principal amount of New Notes to be issued on the Early Settlement Date.

When issued, the New Notes will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or any state securities laws. Therefore, the New Notes may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and any applicable state securities laws. Verizon will enter into a registration rights agreement with respect to the New Notes on the Early Settlement Date.

Only holders who duly complete and return an eligibility letter certifying that they are either (1) “qualified institutional buyers” as defined in Rule 144A under the Securities Act or (2) non-“U.S. persons” (as defined in Rule 902 under the Securities Act) located outside of the United States and who are not acting for the account or benefit of a U.S. Person and are “Non-U.S. qualified offerees” (as defined in the eligibility letter) are authorized to receive the Offering Memorandum and to participate in the Exchange Offers.

Global Bondholder Services Corporation is acting as the Information Agent and the Exchange Agent for the Exchange Offers. Questions or requests for assistance related to the Exchange Offers, including for assistance in completing an eligibility letter, or for additional copies of the Exchange Offer Documents may be directed to Global Bondholder Services Corporation at (866) 470-3800 (toll free) or (212) 430-3774 (collect). You may also contact your broker, dealer, commercial bank, trust company or other nominee for assistance concerning the Exchange Offers. The eligibility letter can be accessed at the following link: http://www.gbsc-usa.com/eligibility/Verizon.

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This announcement is for informational purposes only. This announcement is not an offer to purchase or a solicitation of an offer to purchase any Old Notes. The Exchange Offers are being made solely pursuant to the Offering Memorandum and related documents. The Exchange Offers are not being made to holders of Old Notes in any jurisdiction in which the making or acceptance thereof would not be in compliance with the securities, blue sky or other laws of such jurisdiction. In any jurisdiction in which the securities laws or blue sky laws require the Exchange Offers to be made by a licensed broker or dealer, the Exchange Offers will be deemed to be made on behalf of Verizon by the dealer managers or one or more registered brokers or dealers that are licensed under the laws of such jurisdiction.

This communication has not been approved by an authorized person for the purposes of Section 21 of the Financial Services and Markets Act 2000, as amended (the “FSMA”). Accordingly, this communication is not being directed at persons within the United Kingdom save in circumstances where section 21(1) of the FSMA does not apply.

In particular, this communication is only addressed to and directed at: (A) in any Member State of the European Economic Area that has implemented the Prospectus Directive (as defined below), qualified investors in that Member State within the meaning of the Prospectus Directive and (B) (i) persons that are outside the United Kingdom or (ii) persons in the United Kingdom falling within the definition of investment professionals (as defined in Article 19(5) of the Financial Services and Markets Act 2000 (Financial Promotion) Order 2005 (the “Financial Promotion Order”)) or within

Article 43 of the Financial Promotion Order, or to other persons to whom it may otherwise lawfully be communicated by virtue of an exemption to Section 21(1) of the FSMA or otherwise in circumstance where it does not apply (such persons together being “relevant persons”). The New Notes are only available to, and any invitation, offer or agreement to subscribe, purchase or otherwise acquire such New Notes will be engaged in only with, relevant persons. Any person who is not a relevant person should not act or rely on the Offering Memorandum or any of its contents. For purposes of the foregoing, the “Prospectus Directive” means the Prospectus Directive 2003/71/EC, as amended, including pursuant to Directive 2010/73/EU.

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Cautionary Statement Regarding Forward-Looking Statements

In this communication we have made forward-looking statements. These forward-looking statements are not historical facts, but only predictions and generally can be identified by use of statements that include phrases such as “will,” “may,” “should,” “continue,” “anticipate,” “believe,” “expect,” “plan,” “appear,” “project,” “estimate,” “intend,” or other words or phrases of similar import. Similarly, statements that describe our objectives, plans or goals also are forward-looking statements. These forward-looking statements are subject to risks and uncertainties which could cause actual results to differ materially from those currently anticipated. Factors that could materially affect these forward-looking statements can be found in our periodic reports filed with the SEC. Eligible holders are urged to consider these factors carefully in evaluating the forward-looking statements and are cautioned not to place undue reliance on these forward-looking statements. The forward-looking statements included in this press release are made only as of the date of this press release, and we undertake no obligation to update publicly these forward-looking statements to reflect new information, future events or otherwise. In light of these risks, uncertainties and assumptions, the forward-looking events might or might not occur. We cannot assure you that projected results or events will be achieved.